                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                     ------------------------------------



                                   Form 8-K

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        February 23, 1998
                                                 -------------------------------


                           Merrill Lynch & Co., Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


    Delaware                      1-7182                        13-2740599
--------------------------------------------------------------------------------
  (State or Other            (Commission                    (I.R.S. Employer
  Jurisdiction of            File Number)                   Identification No.)
   Incorporation)


World Financial Center, North Tower, New York, New York         10281-1332
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:             (212) 449-1000
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events


Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of December 26, 1997 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain Merrill Lynch financial ratios for the periods presented.

Merrill Lynch repurchased 13.7 million shares of its common stock during 1997 and 37.2 million shares during 1996.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

          (99) Additional Exhibits

               (i) Preliminary Unaudited Consolidated Balance Sheet of Merrill Lynch as of December 26, 1997

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act Of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Merrill Lynch & Co., Inc.
                                    -------------------------------
                                            (Registrant)



                               By:  /s/ Joseph T. Willett
                                    -------------------------------------
                                        Joseph T. Willett
                                        Senior Vice President
                                        Chief Financial Officer




Date:  February 23, 1998

                                 EXHIBIT INDEX

  Exhibit No.    Description                                               Page
  -----------    -----------                                               ----

     (12)        Computation Of Ratios Of Earnings to Fixed Charges and      5
                 Combined Fixed Charges and Preferred Stock Dividends

     (99)        Additional Exhibits

                 (i)    Preliminary Unaudited Consolidated Balance Sheet     6
                        of Merrill Lynch as of December 26, 1997